                          BIRMINGHAM STEEL CORPORATION

                            -----------------------

                   FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT
                            -----------------------

                                      Re:

  Amended and Restated Note Purchase Agreements Dated as of October 12, 1999,

                                      and

                                  $76,000,000
               9.71% SERIES A SENIOR NOTES DUE DECEMBER 15, 2002

                                  $14,000,000
               9.82% SERIES B SENIOR NOTES DUE DECEMBER 15, 2005

                                  $60,000,000
               9.92% SERIES C SENIOR NOTES DUE DECEMBER 15, 2005

                           DATED AS OF MARCH 31, 2002

                               TABLE OF CONTENTS

                                                                                                                PAGE

1.       PRELIMINARY STATEMENT....................................................................................1

         1.1.     Background......................................................................................1
         1.2.     Definitions.....................................................................................3

2.       AMENDMENTS AND CONSENT...................................................................................5

         2.1.     Amendment of Existing Note Purchase Agreement...................................................5
         2.2.     Continuity and Affirmation of Obligations.......................................................5

3.       REPRESENTATIONS AND WARRANTIES...........................................................................5

         3.1.     Corporate Existence and Power...................................................................6
         3.2.     Corporate Authority.............................................................................6
         3.3.     Binding Effect..................................................................................6
         3.4.     No Conflicts with Agreements, Etc...............................................................6
         3.5.     Consents, Etc...................................................................................6
         3.6.     Full Disclosure.................................................................................7
         3.7.     Outstanding Debt and Liens......................................................................7
         3.8.     Pending Litigation..............................................................................7
         3.9.     No Defaults.....................................................................................8
         3.10.    Compliance with Law.............................................................................8
         3.11.    Title to Properties.............................................................................8
         3.12.    Environmental Compliance........................................................................9
         3.13.    Restrictions on Company and Subsidiaries.......................................................10

4.       AMENDMENTS..............................................................................................10

         4.1.     Modification of Payment Date of Deferred SBQ Interest..........................................10
         4.2.     Satisfaction of Cleveland Cessation Condition..................................................10
         4.3.     Engagement of CIBC; Additional Information Requirements........................................10
         4.4.     Additional Event of Default....................................................................11

5.       CONDITIONS PRECEDENT....................................................................................11

         5.1.     Certificates...................................................................................11
         5.2.     Opinion of Counsel.............................................................................12
         5.3.     Amendment to 1993 Agreement....................................................................12
         5.4.     Tenth Amendment to Credit Agreement............................................................12
         5.5.     Amendment to Memphis Lease Documents...........................................................12
         5.6.     Payment of Special Counsel and Financial Advisor Fees..........................................12
         5.7.     Proceedings and Documents Satisfactory.........................................................12

6.       MISCELLANEOUS...........................................................................................12

         6.1.     Effect of Amendment............................................................................12
         6.2.     No Legend Required.............................................................................13
         6.3.     Fees and Expenses..............................................................................13
         6.4.     Survival.......................................................................................13
         6.5.     Duplicate Originals; Execution in Counterpart..................................................14
         6.6.     Release of Claims..............................................................................14
         6.7.     Governing Law..................................................................................14

Schedule 3   --   Schedule Regarding Representations
Exhibit A    --   Form of Opinion of Special Counsel to the Company and the
                  Restricted Subsidiaries

                          BIRMINGHAM STEEL CORPORATION


                   FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENT

                                      Re:

   Amended and Restated Note Purchase Agreements Dated as of October 12, 1999

                                      and

                                  $76,000,000
               9.71% SERIES A SENIOR NOTES DUE DECEMBER 15, 2002

                                  $14,000,000
               9.82% SERIES B SENIOR NOTES DUE DECEMBER 15, 2005

                                  $60,000,000
               9.92% SERIES C SENIOR NOTES DUE DECEMBER 15, 2005


                                                     Dated as of March 31, 2002


To the Persons listed on
 the signature pages hereof

Ladies and Gentlemen:


         BIRMINGHAM STEEL CORPORATION, a Delaware corporation (together with its successors and assigns, the "COMPANY"), hereby agrees with you as follows:

1. PRELIMINARY STATEMENT.

         1.1. BACKGROUND.

                  (A) The Company entered into those certain Note Purchase Agreements dated as of September 15, 1995, as amended by an Amendment to 1995 Note Purchase Agreement dated as of December 14, 1998, with each of the institutions named in Annex 1 thereto (the "1995 NOTEHOLDERS"), under and pursuant to which the Company issued and sold to such institutions (i) an aggregate principal amount of Seventy-Six Million Dollars ($76,000,000) of the Company's 6.96% Series A Senior Notes due December 15, 2002, (ii) an aggregate principal amount of Fourteen Million Dollars ($14,000,000) of the Company's 7.07% Series B Senior Notes due December 15, 2005, and (iii) an aggregate principal amount of Sixty Million Dollars ($60,000,000) of the Company's 7.17% Series C Senior Notes due December 15, 2005 (the "1995 NOTES"). Pursuant to the terms of a Waiver and Second Amendment to Note Purchase Agreement dated as of October 12, 1999 (the "1999 SECOND AMENDMENT"), the Company entered into those certain Amended and Restated Note Purchase Agreements dated as of October 12, 1999, and the Company subsequently entered into a First Amendment to Note Purchase Agreement dated as of November 12, 1999, a Second Amendment to Note Purchase Agreement dated as of May 15, 2000, and a Third Amendment to Note Purchase Agreement dated as of February 20, 2001 and by a Fourth Amendment to Note Purchase Agreement dated as of December 15, 2001 (collectively, as in effect immediately prior to the date hereof, the "EXISTING NOTE PURCHASE AGREEMENT"), with each of the institutions named in Annex 1 thereto, pursuant to which the Company issued to such institutions, in substitution for the 1995 Notes, (i) an aggregate principal amount of Seventy-Six Million Dollars ($76,000,000) of the Company's 9.71% Series A Senior Notes due December 15, 2002, (ii) an aggregate principal amount of Fourteen Million Dollars ($14,000,000) of the Company's 9.82% Series B Senior Notes due December 15, 2005, and (iii) an aggregate principal amount of Sixty Million Dollars ($60,000,000) of the Company's 9.92% Series C Senior Notes due December 15, 2005 (collectively, the "NOTES").

                  (B) The Company entered into those certain Note Purchase Agreements dated as of September 1, 1993, as amended by an Amendment to 1993 Note Purchase Agreement dated as of October 18, 1996 and an Amendment to 1993 Note Purchase Agreement dated as of December 14, 1998, with each of the institutions named in Annex 1 thereto (the "1993 NOTEHOLDERS"), under and pursuant to which the Company issued and sold to such institutions an aggregate principal amount of One Hundred Thirty Million Dollars ($130,000,000) of the Company's 7.28% Senior Notes due December 15, 2005 (the "1993 NOTES"). Pursuant to the terms of a Waiver and Third Amendment to Note Purchase Agreement dated as of October 12, 1999 (the "1999 THIRD AMENDMENT"), the Company entered into those certain Amended and Restated Note Purchase Agreements dated as of October 12, 1999, and the Company subsequently entered into a First Amendment to Note Purchase Agreement dated as of November 12, 1999, a Second Amendment to Note Purchase Agreement dated as of May 15, 2000, a Third Amendment to Note Purchase Agreement dated as of February 20, 2001 and a Fourth Amendment to Note Purchase Agreement dated as of December 15, 2001 (collectively, as in effect immediately prior to the amendments contemplated hereby, the "1993 EXISTING NOTE PURCHASE AGREEMENT," and as amended hereby, the "1993 AMENDED NOTE PURCHASE AGREEMENT").

                  (C) The institutions (other than the Company) listed on the signature pages to this Agreement (collectively, the "NOTEHOLDERS") are the holders of one hundred percent (100%) of the Notes outstanding as of the date hereof.

                  (D) The Company entered into that certain Credit Agreement dated as of March 17, 1997 (as in effect immediately prior to the date hereof, the "EXISTING CREDIT AGREEMENT," and as heretofore amended and as amended by a Tenth Amendment to Credit Agreement dated as of the date hereof (the "TENTH AMENDMENT TO CREDIT Agreement"), the "AMENDED CREDIT AGREEMENT"), by and among the Company, the banks party thereto (collectively, the "BANKS"), and Bank of America, N.A., as agent (the "AGENT"), pursuant to which a credit facility has been provided to the Company, the commitment for which has been reduced to Two Hundred Eighty-Seven Million Eight Hundred Forty-Seven Thousand Thirty-Four Dollars and Forty-Four Cents ($287,847,034.44).

                  (E) PNC Bank, National Association (the "L/C ISSUER") has provided the Company with a letter of credit (the "LETTER OF CREDIT") in the face amount of Twenty Six Million Two Hundred Ninety-Nine Thousand One Hundred Seventy-Nine Dollars ($26,299,179), which Letter of Credit was issued pursuant to a Reimbursement Agreement dated as of October 1, 1996, between PNC Bank, National Association, successor to PNC Bank, Kentucky, Inc. and the Company (as amended, "EXISTING REIMBURSEMENT AGREEMENT"). The letter of credit in the face amount of Fifteen Million One Hundred Seventy-Two Thousand Six Hundred Three Dollars ($15,172,603) issued pursuant to the Amended and Restated Reimbursement Agreement, dated as of October 12, 1999, among the Company, American Steel & Wire Corporation and Bank of America, N.A. was terminated as of February 28, 2002 (the "B OF A TERMINATED LETTER OF CREDIT").

                  (F) BSE entered into that certain Credit Agreement dated as of May 15, 2000 with certain of the Noteholders, the 1993 Noteholders, and the Banks, and Bank of America, N.A., as agent, as amended by a First Amendment to Credit Agreement dated as of February 20, 2001 and as amended by a Second Amendment to Credit Agreement dated as of December 15, 2001 (collectively the "BSE CREDIT AGREEMENT") pursuant to which a Twenty-Five Million Dollar ($25,000,000) credit facility was provided to BSE. The obligations under the BSE Credit Agreement were paid on December 30, 2001.

                  (G) The Company and the Noteholders desire to amend the Existing Note Purchase Agreement upon the terms and conditions set forth herein to extend the payment date of $26 million of principal payments from April 1, 2002 to May 15, 2002, in order to provide time for the Company, in conjunction with its agent, CIBC World Markets Corp. ("CIBC"), to complete the process of seeking acquisition, merger, strategic alliance and restructuring proposals in an effort to determine the best alternatives for the Company to satisfy its obligations to the Noteholders and its other stakeholders.

         1.2. DEFINITIONS.

         Capitalized terms used but not specifically defined in this Agreement have the respective meanings assigned to them in the Amended Note Purchase Agreement. As used in this Agreement, the following terms have the respective meanings specified below or set forth in the Section hereof following such term:

                  AGENT - Section 1.1(d).

                  AGREEMENT - means this Fifth Amendment to Note Purchase Agreement, as it may be amended or otherwise modified from time to time.

                  AMENDED CREDIT AGREEMENT - Section 1.1(d).

                  AMENDED NOTE PURCHASE AGREEMENT - Section 1.1(a).

                  AMENDMENT TO 1993 AGREEMENT - Section 1.1(c).

                  BANKS - Section 1.1(d).

                  B OF A TERMINATED LETTER OF CREDIT - Section 1.1(e).

                  BSE - Birmingham Southeast, LLC.

                  BSE CREDIT AGREEMENT - Section 1.1(f).

                  BSE MATERIAL ADVERSE EFFECT - means a material adverse effect on (a) the business, prospects, profits, Properties or condition (financial or otherwise) of BSE, (b) the ability of BSE to perform its obligations under any of the Financing Documents to which it is a party, or (c) the validity or enforceability of any of the Financing Documents to which BSE is a party.

                  CIBC - Section 1.1(g).

                  COLLATERAL AGENT - means SouthTrust Bank, National Association, in its capacity as collateral agent under the Intercreditor Agreement.

                  COMPANY - the introductory sentence.

                  EFFECTIVE DATE - Section 5.

                  EXISTING CREDIT AGREEMENT - Section 1.1(d).

                  EXISTING NOTE DOCUMENTS - Section 6.6.

                  EXISTING NOTE PURCHASE AGREEMENT - Section 1.1(a).

                  EXISTING REIMBURSEMENT AGREEMENT - Section 1.1(e).

                  FINANCING DOCUMENT - Section 3.1.

                  INDENTURE TRUSTEE - has the meaning set forth in the Intercreditor Agreement.

                  L/C ISSUER - Section 1.1(e).

                  LETTER OF CREDIT - Section 1.1(e).

                  1995 NOTES - Section 1.1(a).

                  1993 AMENDED NOTE PURCHASE AGREEMENT - Section 1.1(c).

                  1993 EXISTING NOTE PURCHASE AGREEMENT - Section 1.1(c).

                  1993 NOTEHOLDERS - Section 1.1(c).

                  1993 NOTES - Section 1.1(c).

                  1999 SECOND AMENDMENT - Section 1.1(a).

                  NOTEHOLDERS - Section 1.1(b).

                  NOTES - Section 1.1(a).

                  OWNER TRUSTEE - has the meaning set forth in the Intercreditor Agreement.

                  TENTH AMENDMENT TO CREDIT AGREEMENT - Section 1.1(d).

                  TRANSACTION DOCUMENTS - has the meaning specified in the Omnibus Collateral Agreement.

2. AMENDMENTS AND CONSENT

         2.1. AMENDMENT OF EXISTING NOTE PURCHASE AGREEMENT.

         The amendments set forth herein shall take effect (and shall be deemed to have taken effect) as of the Effective Date.

         2.2. CONTINUITY AND AFFIRMATION OF OBLIGATIONS.

         Notwithstanding any other provision of this Agreement or any other document or agreement, the indebtedness of the Company under the Existing Note Purchase Agreement and the Notes shall not be or be deemed to be paid or discharged or novated hereby and shall continue in full force and effect as amended hereby.

3. REPRESENTATIONS AND WARRANTIES

         To induce the Noteholders to enter into this Agreement, (a) the Company represents and warrants to the Noteholders that the representations and warranties made by the Company in Section 3 of the 1999 Second Amendment and by BSE in the BSE Credit Agreement are true as of the date hereof (except to the extent that any such representation in the 1999 Second Amendment or the BSE Credit Agreement relates to a specific other date or as set forth on Schedule 3 hereto or as disclosed to the Noteholders or Nightingale & Associates LLC in writing prior to the date hereof), and (b) the Company makes the additional representations and warranties set forth in this Section 3. The Company agrees and acknowledges that for purposes of Section 10.1(e) of the Existing Note Purchase Agreement, its representations and warranties, as set forth in this Agreement, are and constitute representations and warranties furnished in connection with the Existing Note Purchase Agreement.

3.1. CORPORATE EXISTENCE AND POWER.

         Each of the Company and each Subsidiary has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and each other agreement and document that is being executed or delivered by the Company and/or any such Subsidiary in connection herewith (each of such agreements and documents, including this Agreement, being referred to herein as a "FINANCING DOCUMENT").

3.2. CORPORATE AUTHORITY.

         The execution, delivery and performance by the Company and each Subsidiary of each Financing Document to which the Company or such Subsidiary is a party, and the performance by the Company of the Amended Note Purchase Agreement is within the corporate or limited liability company powers of the Company or such Subsidiary, as the case may be, and has been duly authorized by all necessary corporate or limited liability company action on the part of the board of directors or management (no action on the part of the stockholders or members of the Company or any such Subsidiary being required by law, other than such actions which have been duly taken), of the Company or such Subsidiary.

3.3. BINDING EFFECT.

         Each Financing Document to which the Company or any Subsidiary is a party has been duly executed by the Company or such Subsidiary and each Financing Document and the Amended Note Purchase Agreement, the Security Documents and the BSE Collateral Documents are legal, valid and binding obligations of the Company or such Subsidiary, as the case may be, enforceable against the Company or such Subsidiary in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, or by general principles of equity.

3.4. NO CONFLICTS WITH AGREEMENTS, ETC.

         Neither the execution and delivery by the Company or any Subsidiary of any Financing Document to which it is a party, nor the fulfillment of, or compliance with, the terms and provisions of the Amended Note Purchase Agreement, the Notes, the Security Documents, or any of the Financing Documents, will conflict with, or result in a breach or violation of any term, condition or provision of, or constitute a default under, or result in the creation of any Lien on any Property of the Company or such Subsidiary pursuant to its charter or by-laws or operating agreement, or any contract, agreement, mortgage, indenture, lease or instrument to which it is a party or by which it is bound or to which it or any of its Property is subject, or any order, statute, law, rule or regulation to which it or any of its Property is subject.

3.5. CONSENTS, ETC.

         No consent, approval or authorization of, or declaration, registration or filing with, any Governmental Authority or any nongovernmental Person, including, without limitation, any creditor (other than the 1993 Noteholders, the Banks, the L/C Issuer, the Owner Trustee and the Indenture Trustee), or any stockholder or member of the Company or any Subsidiary, is required in connection with the execution or delivery by the Company or any Subsidiary of any Financing

Document to which it is a party or the performance by the Company or such Subsidiary of its obligations under any Financing Document, or as a condition to the legality, validity or enforceability of any such Financing Document, except, in each case, those which have been obtained or which are contemplated by the Transaction Documents.

3.6. FULL DISCLOSURE.

         The financial statements and other written statements, certificates and materials provided to the Noteholders pursuant to the Existing Note Purchase Agreement and the written statements, certificates and materials furnished by or on behalf of the Company to you in connection with this Agreement and the transactions contemplated hereby do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances in which they were made. Except as disclosed (i) in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, (ii) in the other reports filed by the Company with the Securities and Exchange Commission after June 30, 2001, (iii) in press releases issued by the Company prior to the date hereof, or (iv) to you or Nightingale Associates, LLC in writing, there is no fact known to the Company which materially affects adversely or, so far as the Company can now reasonably foresee, will materially affect adversely the business, prospects, profits, Properties or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or the ability of each of the Company and each Subsidiary to perform its obligations set forth in the Financing Documents to which it is a party or, in the case of the Company, the Amended Note Purchase Agreement or the Notes. The financial statements included in the reports referred to in clauses (i) and (ii) of the preceding sentence fairly present, in all material respects, the financial condition and results of operations of the Company and its Subsidiaries as of the dates thereof and for the periods covered thereby in accordance with generally accepted accounting principles.

3.7. OUTSTANDING DEBT AND LIENS.

         Except for deleting the B of A Terminated Letter of Credit and reflecting the reduction of the indebtedness under the Cartersville Note Purchase Agreements to $10,000,000, Schedule 3.8 to the 1999 Second Amendment sets forth a correct and complete schedule and brief description of all Debt of the Company and the Subsidiaries outstanding on the date hereof and all consensual Liens securing such Debt. There are no Liens on any of the Property of the Company or any Subsidiary except Liens permitted by Section 8.17(a) of the Amended Note Purchase Agreement.

3.8. PENDING LITIGATION.

         There are no proceedings, actions or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal (a) challenging, or in any way dealing with, the legality, validity or enforceability of any Financing Document, the Amended Note Purchase Agreement or the Notes or the authority of the Company or any Subsidiary to enter into or execute any Financing Document, the Amended Note Purchase Agreement or the Notes, or (b) except as disclosed (i) in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, (ii) in the other reports filed by the Company with the Securities and

Exchange Commission after June 30, 2001, (iii) in press releases issued by the Company prior to the date hereof, or (iv) to you or Nightingale Associates, LLC in writing, that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect.

3.9. NO DEFAULTS.

         No event has occurred and is continuing and no condition exists which, upon execution and delivery of this Agreement (and after giving effect to any consents, waivers and amendments that have become effective on or before the date hereof) and the other Transaction Documents, would constitute a Default or Event of Default. Neither the Company nor any Subsidiary is in violation in any respect of any term of any charter instrument or by-law or limited liability company agreement and neither the Company nor any Subsidiary is in default in the payment of principal or interest on any Debt or in default under any instrument or instruments or agreements under and subject to which any Debt has been issued and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute a default or an event of default thereunder, which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect.

3.10. COMPLIANCE WITH LAW.

         Neither the Company nor any Subsidiary is in violation of any law, ordinance, governmental rule or regulation to which it is subject, except for such violations that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect.

3.11. TITLE TO PROPERTIES.

                  (A) Each of the Company and the Subsidiaries has good and marketable title to all real Property, and good title to all of the other Property, reflected in the most recent balance sheet delivered pursuant to Section 9.1 of the Existing Note Purchase Agreement (except as sold or otherwise disposed of in the ordinary course of business), except for such failures to have such good and marketable title as are immaterial to such financial statements and that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect. All such Property is free from Liens not permitted by Section 8.17(a) of the Amended Note Purchase Agreement.

                  (B) Each lease of real Property in the name or for the benefit of the Company or any Subsidiary is valid and subsisting and in full force and effect and good standing, except for such failures to be valid and subsisting and in full force and effect and good standing that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect.

                  (C) Each of the Company and the Subsidiaries owns, possesses or has the right to use all of the patents, trademarks, service marks, trade names, copyrights and licenses, and rights with respect thereto, necessary for the present and currently planned future conduct of its business, without any known conflict with the rights of others, except for such failures to own, possess, or have the right to use, that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect.

3.12. ENVIRONMENTAL COMPLIANCE.

         Except as disclosed (i) in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, (ii) in the other reports filed by the Company with the Securities and Exchange Commission after June 30, 2001, (iii) in press releases issued by the Company prior to the date hereof, or (iv) to the Noteholders or Nightingale Associates, LLC in writing:

                  (A) COMPLIANCE -- each of the Company and the Subsidiaries is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is presently doing business, and in which the failure so to comply could be reasonably expected to have a Material Adverse Effect or a BSE Material Adverse Effect;

                  (B) LIABILITY -- neither the Company nor any of the Subsidiaries is subject to any liability under any Environmental Protection Laws that, in the aggregate, could reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect; and

                  (C) NOTICES -- neither the Company nor any Subsidiary has received any

                           (I) notice from any Governmental Authority by which
                  any of its present or previously-owned or leased real Properties has been designated, listed, or identified in any manner by any Governmental Authority charged with administering or enforcing any Environmental Protection Law as a Hazardous Substance disposal or removal site, "Super Fund" clean-up site, or candidate for removal or closure pursuant to any Environmental Protection Law,

                           (II) notice of any Lien arising under or in
                  connection with any Environmental Protection Law that has attached to any revenues of, or to, any of its owned or leased real Properties, or

                           (III) summons, citation, notice, directive, letter,
                  or other communication, written or oral, from any Governmental Authority concerning any intentional or unintentional action or omission by the Company or such Subsidiary in connection with its ownership or leasing of any real Property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or otherwise disposing of any Hazardous Substance into the environment resulting in any material violation of any Environmental Protection Law, in each case where the effect of the matters that are the subject of any such notice, summons, citation, directive, letter or other communication could reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect.

3.13. RESTRICTIONS ON COMPANY AND SUBSIDIARIES.

         Neither the Company nor any Subsidiary:

                  (A) except as set forth in Schedule 3 hereto, is a party to any contract or agreement, or subject to any charter or other corporate or limited liability company restriction that, in the aggregate for all such contracts, agreements, charter and corporate and limited liability company restrictions, could reasonably be expected to have a Material Adverse Effect or a BSE Material Adverse Effect;

                  (B) is a party to any contract or agreement that restricts the right or ability of such corporation to incur Debt, other than the Amended Note Purchase Agreement, the 1993 Amended Note Purchase Agreement, the Amended Credit Agreement, any other Transaction Document and the agreements listed in Schedule 3 hereto, the terms of none of which is violated by the execution and delivery by the Company or any Subsidiary of the Financing Documents to which it is a party, or compliance by the Company or any Subsidiary with the Financing Documents to which it is a party or, in the case of the Company, the Amended Note Purchase Agreement and the Notes; and

                  (C) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 8.17(a) of the Amended Note Purchase Agreement.

4. AMENDMENTS

         Effective as of the Effective Date, the Existing Note Purchase Agreement is amended as follows:

         4.1. MODIFICATION OF PAYMENT DATE OF DEFERRED SBQ INTEREST.

                  Section 1.2(e)(ii)(A) is modified by substituting May 15, 2002 in place of April 1, 2002.

         4.2. SATISFACTION OF CLEVELAND CESSATION CONDITION.

                  Section 8.12A requiring Minimum SBQ Division EBITDA is deleted in its entirety.

         4.3. ENGAGEMENT OF CIBC; ADDITIONAL INFORMATION REQUIREMENTS.

                  The following shall be added as a new Section 8.26:

                           (a) The Company has engaged CIBC World Markets Corp.
                  ("CIBC") to engage in a process designed to maximize value for all of the Company's stakeholders. The Company covenants and agrees that it will (i) through CIBC, seek prospective purchasers of the Company or its assets and potential merger partners, investors and other strategic partners, and (ii) seek CIBC's advice and assistance in connection with the Company's efforts to restructure its debt. The Company has provided to the Purchasers information about CIBC's engagement and the process in which CIBC is engaged on behalf of the Company. The Company covenants and agrees that it will diligently use all reasonable efforts to support CIBC in the endeavors described in this subsection (a), consistent with the Company's duties to the holders of Notes, and its other stakeholders.

                           (b) The Company covenants and agrees to provide, and
                  to cause CIBC to provide, regular and full reporting to the holders of Notes with respect to CIBC's activities described in subsection (a) above on at least a weekly basis, and more frequently upon the occurrence of a material event. Such reporting shall be provided to the Purchasers through a subcommittee of holders of Notes and lenders party to the Amended Credit Agreement.

                  4.4. ADDITIONAL EVENT OF DEFAULT.

                  The following is added to Section 10.1:

                           (M) FAILURE TO PURSUE STRATEGIC ALTERNATIVES - (i)
                  either the Company or CIBC terminates the CIBC engagement described in Section 8.26 hereof; (ii) the Company, in the judgment of the Majority Holders, has restricted the ability of CIBC to pursue strategic alternatives; or (iii) the Company, in the judgment of the Majority Holders, ceases to pursue strategic alternatives that are acceptable to the Majority Holders.

5. CONDITIONS PRECEDENT

         The amendments set forth in Section 4 shall become effective upon the satisfaction of the following conditions (the date of such effectiveness being herein referred to as the "EFFECTIVE DATE"):

         5.1. CERTIFICATES.

                  (A) COMPANY OFFICER'S CERTIFICATE. The Company shall have delivered to the Noteholders (or their special counsel) a certificate signed by the Chairman, the Vice Chairman, the President or the Executive Vice President-Chief Financial Officer of the Company, dated the date hereof, certifying that (i) no Default or Event of Default under the Amended Note Purchase Agreement exists and (ii) the representations and warranties set forth in Section 3 (including those incorporated by reference from the 1999 Second Amendment and the BSE Credit Agreement) and in each of the other Financing Documents are true and correct on the date hereof.

                  (B) COMPANY SECRETARY'S CERTIFICATE. The Company shall have delivered to the Noteholders a certificate signed by the Secretary or one of the Assistant Secretaries of the Company, dated the date hereof, certifying as true and correct the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of each of the Financing Documents to which the Company is a party.

         5.2. OPINION OF COUNSEL.

         The Noteholders shall have received an opinion (dated as of the hereof, substantially in the form set forth in Exhibit A, and as to such other matters as the Noteholders may reasonably request) from Burr & Forman LLP, special counsel for the Company and the Restricted Subsidiaries.

         5.3. AMENDMENT TO 1993 AGREEMENT.

         The Company shall have delivered to the Noteholders (or their special counsel) a true and correct counterpart of the fully executed Amendment to 1993 Agreement, which shall have been executed by the Company and each holder of 1993 Notes under the 1993 Existing Note Purchase Agreement.

         5.4. TENTH AMENDMENT TO CREDIT AGREEMENT.

         The Company, the Banks and the Agent shall have delivered to the Noteholders (or their special counsel) a true and correct counterpart of the fully executed Tenth Amendment to Credit Agreement, which shall be in form and substance satisfactory to each Noteholder and their special counsel.

         5.5. AMENDMENT TO MEMPHIS LEASE DOCUMENTS.

         The Company shall have delivered to the Noteholders (or their special counsel) a true and correct counterpart of an amendment to the Melt Shop Equipment Financing Documents, which shall be in form and substance satisfactory to each Noteholder and their special counsel.

         5.6. PAYMENT OF SPECIAL COUNSEL AND FINANCIAL ADVISOR FEES.

         Without limiting the provisions of Section 6.3, the Company shall have paid on or before the date hereof the fees, charges and disbursements of the Noteholders' special counsel referred to in Section 6.3, and Nightingale & Associates, LLC, in each case to the extent reflected in statements rendered to the Company on or prior to the date hereof.

         5.7. PROCEEDINGS AND DOCUMENTS SATISFACTORY.

         All opinions, certificates and other instruments and all proceedings taken in connection with the execution and delivery of this Agreement and the transactions contemplated hereby shall be reasonably satisfactory to the Noteholders and their special counsel; and the Noteholders and their special counsel shall have received copies of such documents and papers as may be reasonably requested in connection therewith.

6. MISCELLANEOUS

         6.1. EFFECT OF AMENDMENT.

         If the foregoing is acceptable to you, please note your acceptance in the space provided below. Upon the execution and delivery of this Agreement by each holder of Notes and the

Company, the conditions set forth in Section 5 shall be deemed satisfied or waived and the Existing Note Purchase Agreement shall be deemed to be amended as set forth above. This Agreement shall be binding upon, and shall inure to the benefit of, the permitted successors and assigns of the parties hereto and the holders from time to time of the Notes.

         6.2. NO LEGEND REQUIRED.

         Any and all notices, requests, certificates and other instruments including, without limitation, the Notes, may refer to (a) the Note Purchase Agreement or (b) the Note Purchase Agreement dated as of September 1, 1993 or as of October 12, 1999, in each case without making specific reference to this Fifth Amendment to Note Purchase Agreement, but nevertheless all such references shall be deemed to include this Fifth Amendment to Note Purchase Agreement unless the context shall otherwise require.

         6.3. FEES AND EXPENSES.

         Whether or not the transactions herein contemplated shall be consummated, the Company agrees to pay directly all reasonable out-of-pocket travel expenses and other reasonable out-of-pocket expenses of the Noteholders in connection with the preparation, negotiation, execution and delivery of the Financing Documents and the Amended Note Purchase Agreement, and the transactions contemplated hereby and thereby, including, but not limited to, the reasonable fees and disbursements of Bingham Dana LLP, the Noteholders' special counsel, Nightingale & Associates, LLC, financial advisor to the Noteholders and the 1993 Noteholders and special counsel to any individual Noteholders, and photocopying costs, and so long as any Noteholder shall hold any of the Notes, all such expenses relating to any amendments, waivers or consents pursuant to the provisions of the Amended Note Purchase Agreement, including, without limitation, any amendments, waivers or consents resulting from any work-out, restructuring or similar events relating to the performance by the Company and the Subsidiaries of their respective obligations under the Financing Documents, the Amended Note Purchase Agreement and the Notes. The Company also agrees that it will pay and save each Noteholder harmless against any and all liability with respect to stamp and other similar taxes, if any, which may be payable or which may be determined to be payable in connection with the execution and delivery of the Financing Documents and this Agreement. The Company agrees to protect and indemnify each Noteholder against any liability for any and all brokerage fees and commissions payable or claimed to be payable to any Person retained by the Company, the Restricted Subsidiaries, or any of the Affiliates that are controlled by the Company in connection with the transactions contemplated by this Agreement.

         6.4. SURVIVAL.

         All warranties, representations, certifications and covenants made by the Company in this Agreement or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Noteholders and shall survive the execution of this Agreement, regardless of any investigation made by or on behalf of the Noteholders. All statements in any such certificate or other instrument shall constitute warranties and representations of the Company under this Agreement.

         6.5. DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART.

         Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party to this Agreement, and each set of counterparts which, collectively, show execution by each such party to this Agreement shall constitute one duplicate original. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         6.6. RELEASE OF CLAIMS.

         The Company, for itself and all of its predecessors, successors and assigns, acknowledges, affirms and represents that immediately prior to giving effect to this Agreement, it is legally, validly and enforceably obligated to each of the Noteholders under and pursuant to the Notes and the Existing Note Purchase Agreement and that the Company has no defense, offset, counterclaim or right of recoupment with regard to such obligations. Additionally, the Company for itself and all of its predecessors, successors and assigns, does hereby fully, forever and completely release and discharge each of the Noteholders and all of their respective employees, officers, directors, trustees, shareholders, affiliates, agents, attorneys, representatives, predecessors, successors and assigns (collectively, the "RELEASED PARTIES"), from any and all claims, demands, liabilities, damages and causes of action of any kind whatsoever (collectively, the "COMPANY CLAIMS") whether based on facts in existence prior to or as of the date hereof, whether known or unknown, which the Company may now have or may have had at any time heretofore or may have at anytime hereafter, whether for contribution or indemnity or otherwise, and whether direct or indirect, fixed or contingent, liquidated or unliquidated, arising out of or related in any way to any of the following: (a) the Notes and the Existing Note Purchase Agreement and all documents relating thereto or executed in connection therewith (the "EXISTING NOTE DOCUMENTS"); and (b) any action, inaction or omission by any of the Released Parties in connection with the Existing Note Documents or the administration thereof. Upon the Effective Date, the Company and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Parties any action or other proceeding based upon any of the Company Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to or arising in connection with the Existing Note Documents.

         6.7. GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


   [Remainder of page intentionally left blank; next page is signature page.]

         If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below, whereupon the foregoing shall become a binding agreement between you and the Company as of the date first above written.


                                    BIRMINGHAM STEEL CORPORATION


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


     [Signature Page Fifth Amendment to Note Purchase Agreement re: 1995]

Accepted:


PRINCIPAL LIFE INSURANCE COMPANY
(F/K/A PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY)

BY: PRINCIPAL CAPITAL MANAGEMENT, LLC
       A DELAWARE LIMITED LIABILITY COMPANY,
       ITS AUTHORIZED SIGNATORY


By:
   -----------------------------------------
Name:
Title:

By:
   -----------------------------------------
Name:
Title:


THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES


By:
   -----------------------------------------
Name:
Title:


JEFFERSON-PILOT LIFE INSURANCE
COMPANY


By:
   -----------------------------------------
Name:
Title:


AMERICAN UNITED LIFE INSURANCE
COMPANY


By:
   -----------------------------------------
Name:
Title:


     [Signature Page Fifth Amendment to Note Purchase Agreement re: 1993]

GREAT-WEST LIFE & ANNUITY INSURANCE
COMPANY


By:
   -----------------------------------------
Name:
Title:


By:
   -----------------------------------------
Name:
Title:


THE GREAT-WEST LIFE ASSURANCE COMPANY


By:
   -----------------------------------------
Name:
Title:


By:
   -----------------------------------------
Name:
Title:

CAPITAL FUNDING VII LLC

By:
   -----------------------------------------
Name:
Title:


TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA


By:
   -----------------------------------------
Name:
Title:


     [Signature Page Fifth Amendment to Note Purchase Agreement re: 1993]

 THE CANADA LIFE ASSURANCE COMPANY
(J. ROMEO & CO. AS NOMINEE)


By:
   -----------------------------------------
Name:
Title:


CANADA LIFE INSURANCE COMPANY OF
AMERICA (J. ROMEO & CO. AS NOMINEE)


By:
   -----------------------------------------
Name:
Title:


THE GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA


By:
   -----------------------------------------
Name:
Title:


     [Signature Page Fifth Amendment to Note Purchase Agreement re: 1993]

PROVIDENT MUTUAL LIFE INSURANCE
COMPANY


By:
   -----------------------------------------
Name:
Title:


AMERITAS LIFE INSURANCE CORP.
BY:      AMERITAS INVESTMENT ADVISORS INC., AS AGENT


By:
   -----------------------------------------
Name:
Title:


     [Signature Page Fifth Amendment to Note Purchase Agreement re: 1993]

                                                                     SCHEDULE 3


                         EXCEPTIONS TO REPRESENTATIONS

The representations contained in Section 3 of this Fifth Amendment are hereby qualified by an exception for any matters disclosed (i) in the Company's Annual Report on Form 10K for the year ended June 30, 2001, (ii) in any other report filed by the Company with the Securities and Exchange Commission prior to the date hereof, (iii) in any press release issued by the Company prior to the date hereof, (iv) in writing to the holders of the Notes by the Company prior to the date hereof, and (v) any adverse impact on the Company caused by the September 11, 2001 terrorist attacks and the resulting nationwide economic slowdown.


                            Fifth Amendment to Note Purchase Agreement re: 1993

                                   EXHIBIT A

               [FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY
                       AND THE RESTRICTED SUBSIDIARIES]